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                                                                   EXHIBIT 10.13

                              REMARKETING AGREEMENT

                                      among

                               ANGIODYNAMICS, INC.

                                       and

                          MCDONALD INVESTMENTS INC., AS
                                REMARKETING AGENT

                                       and

         COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY

                           --------------------------

                           Dated as of August 1, 2002

                           --------------------------

                                   $3,500,000
         Counties of Warren and Washington Industrial Development Agency
          Multi-Mode Variable Rate Industrial Development Revenue Bonds
      (Angiodynamics, Inc. Project - Letter of Credit Secured), Series 2002

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                              REMARKETING AGREEMENT
                              ---------------------

          This REMARKETING AGREEMENT, dated as of August 1, 2002 (the "Agreement"), is made by and among Angiodynamics, Inc. (the "Company"), McDonald Investments Inc., as remarketing agent (the "Remarketing Agent"), and Counties of Warren and Washington Industrial Development Agency (the "Issuer"), and is entered in connection with the issuance by the Issuer of its Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project - Letter of Credit Secured), Series 2002 in the total aggregate principal amount of $3,500,000 (the "Bonds").

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------

Section 1.01.  Capitalized Terms.
               -----------------

          Capitalized terms used in this Remarketing Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the Trust Indenture, dated as of August 1, 2002 (the "Indenture"), between the Issuer and The Huntington National Bank, as Trustee, with respect to the Bonds.

Section 1.02.  Rules of Interpretation.
               -----------------------

          (a) This Remarketing Agreement shall be interpreted in accordance with and governed by the laws of the State of New York.

          (b) The words "herein" and "hereof" and words of similar import, without reference to any particular Article, Section or subsection, refer to this Remarketing Agreement as a whole rather than to any particular Article, Section or subsection hereof.

          (c) The headings of Articles and Sections herein are for convenience only and shall not affect the construction hereof.

                                   ARTICLE II
                                   ----------

                              Remarketing of Bonds
                              --------------------

Section 2.01.  Representations and Warranties of the Company.
               ---------------------------------------------

          The Company hereby represents and warrants, for the benefit of the Remarketing Agent, that:

          (a) The Company is a corporation, organized and existing and in good standing under the laws of the State of New York, and has full power and authority to enter into the Installment Sale Agreement, the Bond Purchase Agreement, this Remarketing Agreement and the Reimbursement Agreement and to carry out the provisions hereof and thereof.

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          (b)  The Installment Sale Agreement, the Bond Purchase Agreement, the
     Reimbursement Agreement and this Remarketing Agreement have been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery of such agreements by the other parties thereto, are valid obligations legally binding upon the Company and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally or by general principles of equity and public policy. The Company has approved the use and distribution of the Offering Circular dated August 28, 2002 (the "Offering Circular") in connection with the limited offering and remarketing of the Bonds.

          (c) Except for all consents, approvals or authorizations of, or declarations or filings under any federal or state securities or "blue sky" laws, no consent, approval or authorization of, or declaration or filing with, any governmental authority or any other third party is a condition to the execution and delivery by the Company of the Installment Sale Agreement, the Bond Purchase Agreement, this Remarketing Agreement or the Reimbursement Agreement, or is required in connection with the offer, issuance and delivery by the Company of the instruments contemplated hereby. Neither the execution and delivery of the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, the Reimbursement Agreement, this Remarketing Agreement or the Bonds nor consummation of the transaction contemplated hereby or thereby or by the Offering Circular, will violate any provision of law or any applicable regulation, order, writ or decree of any court or governmental authority or will conflict or will be inconsistent with, or will result in any breach of any of the terms of, or will constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it may be bound, or will violate any provision of the Company's certificate of incorporation or by-laws.

          (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending or, to the best knowledge of the Company, threatened which challenges the validity of or seeks to enjoin the execution and delivery by the Company of, or the performance by the Company of its obligations with respect to, the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, the Remarketing Agreement, the Reimbursement Agreement or the Bonds, and there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending or, to the best knowledge of the Company, threatened against or affecting the Company (and to the best knowledge of the Company there is no basis therefor) wherein there is a reasonable possibility of an unfavorable decision, ruling or finding which would materially adversely affect any of the transactions contemplated by the Offering Circular, or which might result in any material adverse change in the properties, condition (financial or otherwise) or operations of the Company.

          (e) Subject to the proviso that the Offering Circular is a summary and does not contain detailed information about the Company or its intended use of proceeds from the sale of the Bonds, and that the Company makes no representation as to the financial

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     condition of the Bank, or the information contained in the Offering
     Circular on the cover page and under the captions "THE ISSUER," "THE LETTER OF CREDIT BANK," "UNDERWRITING OF THE BONDS," APPENDIX A-1, APPENDIX A-2, APPENDIX B and APPENDIX C of the Offering Circular does not contain an untrue or misleading statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

Section 2.02.  Representations and Warranties of the Issuer.
               --------------------------------------------

          The Issuer hereby represents and warrants, for the benefit of the Remarketing Agent, as remarketing agent, that:

          (a) The Issuer is a public benefit corporation duly organized and existing under the laws of the State of New York and has full power and authority to enter into the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, this Remarketing Agreement and to issue the Bonds and to carry out the provisions hereof and thereof.

          (b) The Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, this Remarketing Agreement and the Bonds have been duly authorized, executed and delivered by the Issuer and, assuming the due execution and delivery of such agreements by the other parties thereto, are valid special obligations legally binding upon the Issuer and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally or by general principles of equity and public policy.

          (c) Except for all consents, approvals or authorizations of, or declarations or filings under any federal or state securities or "blue sky" laws, no consent, approval or authorization of, or declaration or filing with, any governmental authority or any other third party is a condition to the execution and delivery by the Issuer of the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement or this Remarketing Agreement, or is required in connection with the execution, issuance and delivery by the Issuer of the instruments contemplated hereby. To the Issuer's knowledge, neither the execution and delivery of the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, this Remarketing Agreement or the Bonds nor consummation of the transaction contemplated hereby or thereby, will constitute on the part of the Issuer a violation of or will conflict or will be inconsistent with, or will result in any breach of any of the terms of, or will constitute a default under, any provision of law or any applicable regulation, order, unit or decree of any court or governmental authority or any indenture, mortgage, deed of trust, agreement or other instrument to which the Issuer is a party or by which it may be bound.

          (d) To the Issuer's knowledge, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, as to which the Issuer has been served or otherwise received official notice, is any such action, suit, proceeding, inquiry or investigation threatened, which challenges the validity of or

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     seeks to enjoin the execution and delivery by the Issuer of, or the performance by the Issuer of its obligations with respect to, the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, the Remarketing Agreement or the Bonds.

Section 2.03   Representations and Warranties of the Remarketing Agent
               -------------------------------------------------------

          The Remarketing Agent represents and warrants as the basis for the undertakings on the part of the Remarketing Agent herein contained and throughout the term of this Remarketing Agreement, that (i) the Remarketing Agent is a corporation organized and existing under the laws of the State of Ohio that is registered as a broker-dealer with the Securities and Exchange Commission; (ii) the Remarketing Agent has all requisite power to execute and deliver this Remarketing Agreement, and has by proper action duly authorized the execution and delivery of this Remarketing Agreement, and (iii) this Remarketing Agreement constitutes the legal, valid and binding obligation of the Remarketing Agent enforceable against the Remarketing Agent in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law or principles of equity relating to or affect the enforcement of creditors' rights or contractual obligations generally.

Section 2.04.  Remarketing Agent's Acceptance.
               ------------------------------

          McDonald Investments Inc. hereby accepts the appointment made by the Issuer pursuant to the Indenture to serve as Remarketing Agent for the Bonds. Acceptance of that appointment as Remarketing Agent under the Indenture is expressly subject to the condition that the Remarketing Agent shall not undertake to perform any duties or assume any obligations to the Issuer, the Trustee, the Holders or the Company other than those expressly set forth herein and in the Indenture.

Section 2.05.  Remarketing Agent's Obligations.
               -------------------------------

          McDonald Investments Inc. agrees to accept the duties and obligations imposed upon it as Remarketing Agent under the Indenture, and agrees particularly in accordance with Article 718 of the Indenture:

          (i)   to determine the interest rates on the Bonds in accordance with
     Section 209 of the Indenture;

          (ii) to give notice, by wire, telex, telegraph or telecopier or other similar means of communication, of each interest rate on the Bonds on the determination date of said interest rates as provided in Section 209 of the Indenture to the Company and the Trustee;

          (iii) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer and the Trustee at all reasonable times;

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          (iv)  to use its best efforts to remarket the Bonds in accordance with
     Section 305 of the Indenture; and

          (v) to comply with all applicable laws in connection with its efforts to remarket the Bonds.

                                   ARTICLE III
                                   -----------

                                   Disclosure
                                   ----------

Section 3.01.  Provision of Disclosure Materials.
               ---------------------------------

          If the Remarketing Agent determines that it is necessary or desirable to use an amended or supplemented Offering Circular in connection with any remarketing of Bonds, the Remarketing Agent will so notify the Company and the Company agrees that it shall provide an amended or supplemented Offering Circular satisfactory to the Remarketing Agent for use in connection with the marketing of the Bonds. The Company agrees to supply to the Remarketing Agent such number of copies of any Offering Circular and documents related thereto as are reasonably requested from time to time by the Remarketing Agent and further agrees to amend or supplement such Offering Circular (and/or any documents incorporated by reference therein), in connection with any future remarketing, so that at all times the Offering Circular and documents related thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. The Issuer has not confirmed, and assumes no responsibility for, the accuracy, sufficiency or fairness of any statements in the Offering Circular or any supplements thereto, or in any reports, financial information, offering or disclosure documents or other information in any way relating to the Project, the Company, the Bank or the Original Purchaser.

Section 3.02.  Continuing Disclosures.
               ----------------------

          The Company and Issuer agree that the Bonds are exempt from the requirement of Paragraph (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule") pursuant to Paragraph (d)(1) of the Rule. The Company hereby covenants and agrees that if as a result of a conversion of Interest Rate Mode or as a result of any amendment or supplement to the Indenture or the Installment Sale Agreement, the Bonds cease to be exempt under the Rule, the Company will enter into an agreement or contract, constituting an undertaking, to provide ongoing disclosure as may be necessary to comply with the Rule as then in effect. The covenant and agreement contained herein is for the benefit of the Bondholders and Beneficial Owners as required by the Rule.

                                   ARTICLE IV
                                   ----------

                                     General
                                     -------

Section 4.01.  Indemnification.
               ---------------

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          The Company agrees to indemnify the Remarketing Agent and the Issuer for and to hold each harmless against all liabilities, claims, costs and expenses incurred on the part of the Issuer or without negligence or bad faith on the part of the Remarketing Agent on account of any action taken or omitted to be taken by the Remarketing Agent or the Issuer, respectively, in accordance with the terms of the Bonds, the Reimbursement Agreement, the Installment Sale Agreement, the Bond Purchase Agreement, the Letter of Credit or the Indenture, or in connection with the remarketing of the Bonds, including the use of the Offering Circular, or any action taken at the request of or with the consent of the Company, including the reasonable costs and expenses of the Remarketing Agent or the Issuer in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under the Bonds, the Indenture, the Installment Sale Agreement, the Bond Purchase Agreement, the Reimbursement Agreement or the Letter of Credit; except to the extent that any such claim, liability, cost or expense arises in connection with (i) in respect of the Remarketing Agent, the failure by the Remarketing Agent to deliver any amended or supplemented Offering Circular or amendment or supplement to the Offering Circular, to any purchaser of the Bonds if the Company has provided any amended or supplemented Offering Circular or amendment or supplement to the Offering Circular (in accordance with Section 3.01 hereof), as the case may be, to the Remarketing Agent for use in connection with the remarketing of the Bonds, or (ii) in respect of the Remarketing Agent, any untrue or misleading statement, or alleged untrue or misleading statement, or omission or alleged omission in information relating to the Remarketing Agent provided by the Remarketing Agent for inclusion in any amended or supplemented Offering Circular or any amendment or supplement to the Offering Circular.

          In case any claim, action or proceeding is brought against the Remarketing Agent or the Issuer in respect of which indemnity may be sought hereunder, the Remarketing Agent or the Issuer, as appropriate, promptly shall give notice of that claim, action or proceeding to the Company, and the Company, upon receipt of that notice, shall have the right, or, if requested by either the Remarketing Agent or the Issuer, the obligation to assume the defense of the claim, action or proceeding at the Company's expense. Such notice shall be given in sufficient time to allow the Company to defend or participate in such claim, action or proceeding; provided, that failure of the Remarketing Agent or the Issuer, as appropriate to give that notice shall not relieve the Company from any of its obligations under this Section. At their own expense, the Remarketing Agent and the Issuer may employ separate counsel and participate in the defense. The Company shall not be liable for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The indemnification set forth above is intended to and shall include the indemnification of all affected officials, directors, officers and employees of the Remarketing Agent and the Issuer. Such indemnification is intended to and shall be enforceable by the Remarketing Agent and the Issuer to the full extent permitted by law.

Section 4.02.  Remarketing Fees.
               ----------------

          The Company shall pay the Remarketing Agent, for its services as Remarketing Agent, an annual fee equal to 10 basis points (1/10h of 1%) per annum of the amount of Bonds outstanding, payable semi-annually in arrears, on each February 1 and August 1, beginning with February 1, 2003. For any semi-annual payment of the annual fee not paid within fifteen (15)

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days after date of invoice corresponding to such payment due, the Company shall pay a late charge of an amount equal to the greater of ten percent (10%) of the amount of the payment or $100.

          The Company also shall pay (i) all expenses in connection with the provision of information required for the preparation of any amendment or supplement to the Offering Circular provided pursuant to Section 3.01 of this Remarketing Agreement, (ii) all fees and expenses incurred with the prior consent of the Company in connection with the registration of the Bonds under any state securities laws or the procurement of an exemption therefrom, (iii) all expenses and costs to effect the authorization, preparation, issuance, registration under any federal securities laws or the procurement of an exemption therefrom, delivery and sale of the Bonds, (iv) a fee equal to $5,000.00, plus all expenses and costs (including, but not limited to, related attorney's fees) in connection with every and any change of the Credit Facility Issuer and (v) the reasonable cost of obtaining any rating on the Bonds.

Section 4.03.  Term.
               ----

          This Remarketing Agreement will terminate upon the effective date of the resignation or removal of McDonald Investments Inc. as Remarketing Agent in accordance with the provisions of this Remarketing Agreement and Section 718 of the Indenture.

          Upon the termination of this Remarketing Agreement, the provisions of
Section 4.01 hereof will continue to remain in effect and any Bonds or moneys then held by McDonald Investments Inc. as Remarketing Agent will be delivered to the successor remarketing agent or, if there is no successor, to the Trustee.

Section 4.04   Suspension of Remarketing.
               -------------------------

     The Remarketing Agent may suspend its remarketing efforts immediately upon the occurrence of any of the following events, but only after notice (a "Discretionary Suspension Notice") to the Issuer, the Company, the Trustee, and the Credit Facility Issuer, which suspension will continue only so long as the event continues to exist if, in the Remarketing Agent's reasonable judgment, the continuance of the event has a material adverse effect on its ability to remarket the Bonds:

               (a) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;

               (b) a general moratorium on commercial banking activities in New York or Ohio is declared by either federal or New York State or Ohio State authorities;

               (c) the engagement by the United States in hostilities resulting in a declaration of war or national emergency, or the occurrence of any other outbreak of hostilities or national or international calamity or crisis, financial or otherwise;

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               (d)  the enactment of a federal law, or the rendering of a decision by a court of the United States, or the issuance or making of a stop order, ruling, regulation or official statement by, or on behalf of, the United States Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter, in any such case to the effect that, the offering or sale of obligations of the general character of the Bonds, or the remarketing of the Bonds, as contemplated hereby, is or would be in violation of any provision of the Securities Act of 1933, as amended (the "Securities Act") and as then in effect, or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as then in effect, or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of obligations of the general character of the Bonds, or the Bonds, as contemplated hereby;

               (e) any event shall occur or information shall become known, which, in the Remarketing Agent's reasonable judgment, makes untrue, incorrect or misleading in any material respect any statement or information contained in the then most current Offering Circular provided to the Remarketing Agent in connection with the performance of its duties hereunder, or causes such document to contain an untrue, incorrect or misleading statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

               (f) any governmental authority shall impose, as to the Bonds, or obligations of the general character of the Bonds, any material restrictions not now in force, or increase materially those now in force;

               (g) any of the material representations and warranties of the Company made hereunder shall not have been true and correct on the date made; or

               (h) the Company fails to observe any of the material covenants or agreements made herein.

Section 4.05.  Remarketing Agent's Performance.
               -------------------------------

          The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Remarketing Agreement and the Indenture, and the Remarketing Agent shall not be responsible for the performance of any duties and obligations other than as are specifically set forth in this Remarketing Agreement and the Indenture, and no implied covenants or obligations shall be read into this Remarketing Agreement or the Indenture against the Remarketing Agent. The Remarketing Agent may conclusively rely upon any notice or document given or furnished to it, and conforming to the requirements of this Remarketing Agreement or the Indenture, and the Remarketing Agent may rely and shall be protected in acting upon such notice or any document reasonably believed by it to be genuine and to have been given, signed or presented by the proper party or parties. The Remarketing Agent will

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endeavor to comply with all applicable laws and regulations in the performance of its duties hereunder and under the Indenture and the Installment Sale Agreement.

Section 4.06   Remarketing Agent Not to Act as Underwriter.
               -------------------------------------------

     It is understood and agreed that the Remarketing Agent, in entering into this Remarketing Agreement, is obligated to remarket the Bonds upon consideration of prevailing financial market conditions pursuant to the Indenture. The Remarketing Agent shall not, in fulfilling its obligations hereunder, act as an underwriter for Bonds and is in no way obligated, directly or indirectly, to advance its own funds to purchase Bonds delivered to it pursuant to the Indenture; provided, however, that the Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds offered and sold by the Remarketing Agent pursuant to this Remarketing Agreement, and may join in any action that any holder may be entitled to take with like effect as if it did not act in any capacity hereunder.

Section 4.07.  Notices.
               -------

          Unless otherwise specified, any notices, requests or other communications given or made hereunder or pursuant hereto shall be made in writing and shall be deemed to have been validly given or made if either duly mailed by certified or registered mail, return receipt requested, or hand delivered, addressed as follows: if to the Company, 603 Queensbury Avenue, Queensbury, NY 12804, Attention: Joseph G. Gerardi; if to the Issuer, Counties of Warren and Washington Industrial Development Agency, 5 Warren Street, Glens Falls, NY 12801, Attention: Chairman, and if to the Remarketing Agent, McDonald Investments Inc., 800 Superior Avenue, 17th Floor, Municipal Department, Cleveland, Ohio 44114. The Notice Address shall constitute, for the purposes set forth in the Indenture, the principal office of McDonald Investments Inc. as Remarketing Agent.

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

          IN WITNESS WHEREOF, the Issuer, the Company and the Remarketing Agent have caused this Remarketing Agreement to be duly executed by their duly authorized representatives, respectively, as of the date first above written.

                                        COUNTIES OF WARREN AND WASHINGTON
                                        INDUSTRIAL DEVELOPMENT AGENCY


                                        By:  /s/ Bruce A. Ferguson
                                            ------------------------------------
                                        Its: Chairman
                                            ------------------------------------

                                        ANGIODYNAMICS, INC.


                                        By:  /s/ Eamonn P. Hobbes
                                            ------------------------------------
                                        Its: President & CEO
                                            ------------------------------------

                                        MCDONALD INVESTMENTS INC.


                                        By:  /s/ [Illegible]
                                            ------------------------------------
                                        Its:     V.P.
                                            ------------------------------------

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